SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 30, 2007
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2007, providing for the issuance of the First Horizon Alternative Mortgage Securities Trust 2007-FA3, Mortgage Pass-Through Certificates, Series 2007-FA3).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-137018	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-137018) filed with the Securities and Exchange Commission (the “Commission”) on December 12, 2006 (the “Registration Statement”), pursuant to which the Registrant registered $10,372,447,590 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on April 27, 2007, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2007-FA3 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of April 30, 2007 (“MLPA”), by and between First Horizon Home Loan Corporation (“FHHLC”) and First Horizon Asset Securities Inc. (“FHASI”), FHHLC sold a pool of conventional, fixed rate, first lien, fully amortizing, one-to-four family residential mortgage loans (the “Mortgage Loans”) to FHASI. A copy of the MLPA is filed herewith as Exhibit 10.1.

On April 30, 2007, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2007 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $271,838,939 have been sold by the Registrant to Morgan Stanley & Co. Incorporated pursuant to an Underwriting Agreement dated as of June 26, 2006 (the “Morgan Stanley Underwriting Agreement”), as supplemented by a Terms Agreement dated as of April 26, 2007 (the “Morgan Stanley Terms Agreement”), each by and among Morgan Stanley, the Registrant and FHHLC.  The Morgan Stanley Underwriting Agreement was previously filed with the Commission and is incorporated herein by reference as Exhibit 1.1. The Morgan Stanley Terms Agreement is filed herewith as Exhibit 1.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

1.1*	Underwriting Agreement dated June 26, 2006, by and among Morgan Stanley, the Registrant and FHHLC

1.2	Terms Agreement dated April 26, 2007 to Underwriting Agreement dated June 26, 2006, by and among Morgan Stanley, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of April 1, 2007, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of April 30, 2007, by and between FHHLC, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on July 12, 2006, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-132046)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

June 13, 2007	By:	/s/ Alfred Chang
Alfred Chang
Vice President

Signature Page for Form 8-K
(2007-FA3 Issuance of Certificates)

INDEX TO EXHIBITS

Exhibit No.	Description

1.1*	Underwriting Agreement dated June 26, 2006, by and among Morgan Stanley, the Registrant and FHHLC

1.2	Terms Agreement dated April 26, 2007 to Underwriting Agreement dated June 26, 2006, by and among Morgan Stanley, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of April 1, 2007, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of April 30, 2007, by and between FHHLC, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on July 12, 2006, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-132046)